UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8‑K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 26, 2014
Atlas Financial Holdings, Inc.
(Exact name of registrant as specified in its charter)

Cayman Islands	000-54627	27-5466079
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 NW Point Boulevard Elk Grove Village, IL (Address of principal executive offices)	60007 (Zip Code)

Registrant's telephone number, including area code: (847) 472-6700

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]   Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
[   ]   Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
[   ]   Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.
(a)    With the approval of the Audit Committee of Atlas Financial Holdings, Inc. (the “Corporation”), Johnson Lambert LLP (“Johnson Lambert”) was dismissed as the Corporation’s independent auditor on March 26, 2014.
The audit reports of Johnson Lambert on the Corporation’s financial statements for the fiscal years ended December 31, 2013 and December 31, 2012 did not contain an adverse opinion or a disclaimer of opinion, or were not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits of the Corporation’s financial statements for each of the fiscal years ended December 31, 2013 and December 31, 2012, and the subsequent interim period through March 26, 2014, there were (1) no disagreements between the Corporation and Johnson Lambert on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure which, if not resolved to the satisfaction of Johnson Lambert, would have caused Johnson Lambert to make reference to the subject matter of the disagreement in its audit report and (2) there were no reportable events as defined in Item 304(a)(1)(v) of SEC Regulation S-K.
The Corporation has provided to Johnson Lambert the disclosure contained in this Item 4.01 and requested Johnson Lambert to furnish a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether it agrees with the above statements made by the Corporation herein and, if not, stating the respects in which it does not agree. A copy of such letter is attached hereto as Exhibit 16.1.
(b)    On March 26, 2014, the Corporation’s Board of Directors engaged the firm of BDO USA, LLP (“BDO”) as the Corporation’s independent auditor. During the fiscal years ended December 31, 2013 and December 31, 2012, and the subsequent interim period through March 26, 2014, neither the Corporation nor anyone acting on its behalf consulted with BDO regarding either (1) the application of accounting principles to any specific completed or proposed transaction, or the type of audit opinion that might be rendered on the Corporation’s financial statements, nor did BDO provide written or oral advice to the Corporation that BDO concluded was an important factor considered by the Corporation in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of SEC Regulation S-K and the instructions thereto) or a reportable event (as defined in Item 304(a)(1)(v) of SEC Regulation S-K).
Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
16.1	Letter of Johnson Lambert LLP dated March 26, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlas Financial Holdings, Inc.

Date: March 26, 2014        By:    /s/ Paul Romano
Name:    Paul Romano
Title:Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter of Johnson Lambert LLP dated March 26, 2014